UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2003



                         Accelr8 Technology Corporation
                         ------------------------------
               (Exact name of registrant as specified in charter)




        Colorado                        0-11485                  84-1072256
        --------                        -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



            303 East Seventeenth Avenue, #108, Denver, Colorado 80203
            ---------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (303) 863-8088


                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER ITEMS.

     On July 30, 2003, Accelr8 Technology Corporation (the "Corporation") announced that it had filed a provisional patent application for microarraying methods to rapidly detect and quantitatively measure nucleic acids and proteins in a biological sample. The new technology, named YoDx(TM), complements and enhances the capabilities of the Corporation's QuanDx(TM) light scattering detection technology. Microarraying and related analyses are important in research for drug discovery, molecular diagnostics, food-borne pathogen detection and bio-defense. The Corporation's scientists expect the new technology to shorten analysis incubation times by rapidly agitating the sample mixture and rapidly concentrating sample target molecules into a reaction zone.

     A copy of the Press Release announcing the settlement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS.

Designation        Description
-----------        -----------

99.1               Press Release dated July 30, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACCELR8 TECHNOLOGY CORPORATION



Date:  July 30, 2003                        By: /s/ Thomas V. Geimer
                                            ------------------------
                                            Thomas V. Geimer, Chairman and
                                            Chief Executive Officer